UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2006

MICRON ENVIRO SYSTEMS, INC. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-30258 (Commission File Number)	98-0202944 (IRS Employer Identification No.)

#1205 – 789 W. Pender Street, Vancouver, British Columbia (Address of principal executive offices)	V6C 1H2 (Zip Code)

Registrant's telephone number, including area code 604-646-6903

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In May 2006, we entered into an acquisition agreement with Premium Petroleum Inc. to acquire drilling and production rights to other depths on the Boyne Lake Prospect. Based on data collected throughout the drilling stage, it was decided to purchase the rights for the land at other depths.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
Exhibit 10.1	Acquisition Agreement, dated May 24, 2006, between Micron Enviro Systems, Inc. and Premium Petroleum Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 20, 2006

MICRON ENVIRO SYSTEMS, INC.

By: /s/ Bernard McDougall
Name:  Bernard McDougall
Title:    President, Director

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